================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2001


                      ACCESS WORLWIDE COMMUNICATIONS, INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)

            Delaware                     000-23489                  52-130-9227
-------------------------------          ---------                  -----------
(State or other jurisdiction of    (Commission File Number)          (I.R.S.)
 incorporation or organization)


           4950 Communication Avenue, Suite 300, Boca Raton, FL 33431
           ----------------------------------------------------------

                    (Address of principal executive offices)

      Registrant's telephone number, including area code 1 (561) 226-5000

                                      N/A
                                      ---

         (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5 - Other Events.

We are filing this Report solely for the purpose of filing the press release, dated July 17, 2001, which has been included as an exhibit to this Report and incorporated by reference. The press release contains information relating to our common stock trading on the OTC Bulletin Board.


Item 7 - Financial Statements and Exhibits.

        (c) Exhibits:

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated July 17, 2001


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Access Worldwide Communications, Inc.



Date: July 17, 2001                             /s/ John Hamerski
                                        --------------------------------------
                                         John Hamerski, Executive Vice President
                                         and Chief Financial Officer (principal
                                         financial and accounting officer)